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                                                                    EXHIBIT 99.2



                                 AMENDMENT NO. 1
                                     to the
                          REGISTRATION RIGHTS AGREEMENT
                        dated as of June 25, 2002 between
                         NEXT LEVEL COMMUNICATIONS, INC
                                       and
                                  MOTOROLA, INC

        This AMENDMENT NO. 1, dated as of September 26, 2002, is entered into in respect of the Registration Rights Agreement dated as of June 25, 2002 (the "Registration Rights Agreement") between NEXT LEVEL COMMUNICATIONS, INC., a Delaware corporation ("Next Level") and MOTOROLA, INC., a Delaware corporation ("Motorola").

        Next Level and Motorola hereby agree to amend the Registration Rights Agreement as follows:

                                    Section 1
                                   Definitions

        Except as otherwise provided herein, terms defined in the Registration Rights Agreement are used herein as defined there.

                                    Section 2
                                   Amendments

        2.1 The "WHEREAS" paragraph of the recitals to the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

               WHEREAS, in connection with the Securities Purchase Agreement dated as of June 25, 2002, by and between Next Level and Motorola, (i) Next Level has granted to Motorola warrants to purchase Six Million Three Hundred Thirty Eight Thousand Four Hundred Three (6,338,403) shares (consisting of Warrant A-1 001 for 330,000 shares and Warrant A-1 002 for 6,008,403 shares) of Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein and (ii) Next Level has issued to Motorola 277,311 shares of Next Level's Series A-1 Preferred Stock, each of which shares is convertible into 100 shares of Common Stock, par value $0.01 per share, of Next Level, for a total of 27,731,100 such common shares, subject to the terms and conditions set forth therein;

               WHEREAS, in connection with the Securities Purchase Agreement dated as of September 26, 2002, by and between Next Level and Motorola, (i) Next Level has granted to Motorola warrants to purchase Six Million One Hundred Thirty Three Thousand Nine Hundred Seventy Eight (6,133,978) shares (consisting of Warrant A-1 003 for 220,000 shares and Warrant A-1 004 for 5,913,978 shares) of Common Stock, par value $0.01 per share, of Next Level, subject to the terms and conditions set forth therein and
               (ii) Next Level has issued to Motorola 236,559 shares of Next Level's Series A-1 Preferred Stock, each of which shares is convertible into 100 shares of Common Stock, par value $0.01 per share, of Next Level, for a total of 23,655,900 such common shares, subject to the terms



                                       1
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               and conditions set forth therein; and

               WHEREAS, the Securities Purchase Agreements described in the preceding paragraphs are referred to collectively herein as the "Purchase Agreement" and the warrants described in the preceding paragraphs are referred to herein as the "Warrants".



                                    Section 3
                                  Miscellaneous

        Except as expressly herein provided, the Registration Rights Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 may be executed and delivered by facsimile. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

                                   NEXT LEVEL COMMUNICATIONS, INC.

                                   By: /s/ Keith A. Zar
                                       -----------------------------------------

                                       Name: Keith A. Zar
                                             -----------------------------------

                                       Title: Senior Vice President, General
                                              Counsel, Chief Administrative
                                              Officer and Secretary
                                             -----------------------------------

                                   MOTOROLA, INC.

                                   By: /s/ Garth L. Milne
                                       -----------------------------------------

                                       Name: Garth L. Milne
                                             -----------------------------------

                                       Title: Senior Vice President
                                             -----------------------------------